Consolidated statements of operations - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Consolidated statements of operations
Revenue	$ 19,213	$ 3,420
Expenses:
Cost of sales	(4,980)	(882)
Research and development	(102,049)	(58,928)
Selling, general and administrative	(42,472)	(29,489)
Loss from operations	(130,288)	(85,879)
Interest income	2,882	3,365
Interest expenses	(114)	(137)
Other expense, net	(691)	(307)
Loss before income tax and share of loss from equity method investment	(128,211)	(82,958)
Income tax expense	0	0
Share of loss from equity method investment	(406)	(316)
Net loss	(128,617)	(83,274)
Net loss attributable to ordinary shareholders	$ (128,617)	$ (83,274)
Loss per share - basic and diluted	$ (1.74)	$ (1.37)
Weighted-average shares used in calculating net loss per ordinary share - basic and diluted	73,847,551	60,919,842